                                                                    Exhibit 10.7

                       FIFTH AMENDMENT TO LOAN AGREEMENT


     This FIFTH AMENDMENT TO LOAN AGREEMENT is made and entered into as of November 24, 1997, by and among CASTLE TOWER CORPORATION, a Delaware corporation ("CTC-Del"), CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO (formerly known as "Castle Tower Corporation (PR)"), a Puerto Rico corporation ("CCIC-PR" and, together with CTC-Del, collectively, the "Borrowers" and individually, a "Borrower"), the FINANCIAL INSTITUTIONS listed on the signature pages hereof, KEYBANK NATIONAL ASSOCIATION (formerly known as "Society National Bank"), as Arranger and agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Arranger (the "Arranger").

                                   RECITALS
                                   --------

     A. CTC-Del, CCIC-PR, the Agent and the Banks entered into a Loan Agreement dated as of April 26, 1995, as amended by the First Amendment to Loan Agreement dated as of June 26, 1996, the Second Amendment to Loan Agreement dated as of January 17, 1997, the Third Amendment to Loan Agreement dated as of April 3, 1997, the Fourth Amendment to Loan Agreement dated as of October 31, 1997 (as so amended, the "Original Agreement"), pursuant to which the Banks agreed to make available to the Borrowers loans of up to $100,000,000. The Original Agreement, as amended hereby, may be referred to hereinafter as the "Loan Agreement." Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Loan Agreement.

     B. The Borrowers desire to increase, under certain circumstances, the amount of Capital Distributions that may be made by CTC-Del, and the Agent and the Banks have agreed to such request.

                                  AGREEMENTS
                                  ----------

     In consideration of the foregoing Recitals and of the covenants and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent, the Arranger and the Banks agree as follows:

     1.    Amendments.
           ----------

           (a) Section 8.9(a) of the Original Agreement is hereby amended by deleting the reference to "$28,000,000" in clause (ii)(A) thereof and replacing it with a reference to "$33,000,000."

           (b) The definition of the term "Total Debt" in Section 1.1 is hereby amended in its entirety to read as follows:

           ""Total Debt" means, without duplication, (i) all Indebtedness of
             ----------
     the Borrowers, the Holdco Affiliates and their respective Subsidiaries for borrowed money, including the Loans, all Capitalized Lease Obligations of the Borrowers, the Holdco Affiliates and their Subsidiaries, all other Indebtedness of the Borrowers, the Holdco Affiliates and their Subsidiaries represented by notes or drafts representing extensions of credit for borrowed money, all other Indebtedness of other Persons for which either Borrower, any Holdco Affiliate or any of their Subsidiaries is a Guarantor, all obligations of the Borrowers, the Holdco Affiliates and their Subsidiaries evidenced by bonds, debentures, notes or other similar instruments (including all such obligations to which any property or asset owned by a Borrower, Holdco Affiliate or Subsidiary is subject, whether or not the obligation secured thereby shall have been assumed) and all obligations of either Borrower, any Holdco Affiliate or any Subsidiary as an account party to reimburse any bank or any other Person in respect of letters of credit (other than the Letters of Credit) or bankers' acceptances, plus (ii) each of the following items of Indebtedness to the extent such Indebtedness has a maturity date, or requires a principal payment, prior to the Termination Date: all Indebtedness for borrowed money of Holdco, all other Indebtedness represented by notes or drafts representing extensions of credit for borrowed money of Holdco, all obligations evidenced by bonds, debentures, notes or other similar instruments of Holdco and all obligations of Holdco as an account party to reimburse any bank or any other Person in respect of letters of credit or bankers' acceptances."

     2.    Representations, Warranties and Events of Default.
           -------------------------------------------------

           (a) Except as amended hereby, the terms, provisions, conditions and agreements of the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect. Each and every representation and warranty of the Borrowers set forth in the Original Agreement, as amended hereby, other than those which by their terms are limited to a specific date, is hereby confirmed and ratified in all material respects and such representations and warranties as so confirmed and ratified shall be deemed to have been made and undertaken as of the date of this Amendment as well as at the time they were made and undertaken.

           (b) The Borrowers, jointly and severally, represent and warrant that:

                 (i) No Event of Default or Possible Default now exists or will exist immediately following the execution hereof or after giving effect to the transactions contemplated hereby.

                 (ii) All necessary corporate or shareholder actions on the part of each Borrower to authorize the execution, delivery and performance of this Amendment have been taken; this Amendment has been duly and validly executed and delivered and is legally valid and binding upon each of the Borrowers and enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or like laws or by general equitable principles.

                 (iii) The execution, delivery and performance of this Amendment will not (A) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under (I) any provision of the charter documents or by-laws of either Borrower, Holdco or any Holdco Affiliate, (II) any arbitration award or any order of any court or of any other governmental agency or authority, (III) any license, permit or authorization granted to either Borrower, Holdco or any Holdco Affiliate or under which any such entity operates, or (IV) any applicable law, rule, order or regulation, indenture, agreement or other instrument to which either Borrower, Holdco or any Holdco Affiliate is a party or by which either Borrower, Holdco or any Holdco Affiliate or any of its properties is bound and which has not been waived or consented to, or (B) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, except as expressly permitted in the Loan Agreement, upon any of the properties of either Borrower, Holdco or any Holdco Affiliate.

                 (iv) No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority (including, without limitation, the FCC and any other Licensing Authority) is required to be obtained by either Borrower, Holdco or any Holdco Affiliate in connection with the execution, delivery or performance of this Amendment, the New Notes or any amendment, agreement, document or instrument required in connection herewith or therewith which has not already been obtained or completed.

     3.    Counterparts.  This Amendment may be executed in as many counterparts
           ------------
as may be convenient and shall become binding when each Borrower, the Agent, the Arranger and the Banks have executed at least one counterpart.

     4.    Governing Law.  This Amendment shall be a contract made under and
           -------------
governed by the laws of the State of Ohio, without regard to the conflicts of law provisions thereof.

     5.    Binding Effect.  This Amendment shall be binding upon and shall inure
           --------------
to the benefit of the Borrowers, the Agent, the Arranger and the Banks and their respective successors and assigns.

     6.    Reference to Original Agreement.  Except as amended hereby, the
           -------------------------------
Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Original Agreement accomplished hereby, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Original Agreement or the original notes issued pursuant thereto in any Note or other Collateral Document, or other agreement, document or instrument executed and delivered pursuant to the Original Agreement, shall be deemed a reference to the Original Agreement, as amended hereby.

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     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Loan
Agreement as of the date first above written.

BORROWERS:

CASTLE TOWER CORPORATION



By: /s/ CHARLES C. GREEN, III
   -------------------------------
Name: Charles C. Green, III
     -----------------------------
Title: EVP/CFO
      ----------------------------

CROWN CASTLE INTERNATIONAL CORP. DE PUERTO RICO



By: /s/ DAVID L. IVY
   -------------------------------
Name: David L. Ivy
     -----------------------------
Title: VP
      ----------------------------

BANKS:

KEY CORPORATE CAPITAL INC.



By: /s/ JASON R. WEAVER
   -------------------------------
   Jason R. Weaver
   Vice President

PNC BANK, NATIONAL ASSOCIATION



By: /s/ DAVID SCHAICH
   -------------------------------
Name: David Schaich
     -----------------------------
Title: Vice President
      ----------------------------

AGENT:

KEYBANK NATIONAL ASSOCIATION



By: /s/ JASON R. WEAVER
   -------------------------------
   Jason R. Weaver
   Vice President

ARRANGER:

PNC BANK, NATIONAL ASSOCIATION



By: /s/ DAVID SCHAICH
   -------------------------------
Name: David Schaich
     -----------------------------
Title: Vice President
      ----------------------------